UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADMA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

ADMA Biologics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2019. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.	The election of two (2) Class III directors to serve until the Company’s 2022 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

2.	The amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to (i) increase the number of authorized shares of common stock, $0.0001 par value per share (“Common Stock”), from 75,000,000 shares to 150,000,000 shares, and (ii) remove the Company’s non-voting common stock, which was retired in full on May 14, 2018, and delete all references therein to the non-voting common stock (the “Second Amended and Restated Certificate of Incorporation);

3.	The approval of the compensation of the Company’s named executive officers, on an advisory basis;

4.	The determination, on an advisory basis, of the frequency with which the stockholders of the Company shall have an advisory vote on executive compensation, as disclosed pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission (the “SEC”); and

5.	The ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

At the close of business on April 10, 2019, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 46,353,068 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 39,738,334 shares of the Company’s Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, (i) the two Class III directors were elected, (ii) the Second Amended and Restated Certificate of Incorporation was approved, (iii) the compensation of the Company’s named executive officers was approved, on an advisory basis, (iv) the frequency with which the stockholders of the Company shall have an advisory vote on executive compensation, as disclosed pursuant to the executive compensation disclosure rules of the SEC, was determined to be three years, on an advisory basis, and (v) the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2019 was ratified.

Proposal No. 1— Election of Class III Directors

The vote with respect to the election of Class III directors was as follows:

Nominees	For	Withheld	Broker Non-Votes
Dr. Jerrold B. Grossman	27,285,424	1,075,701	11,377,209
Lawrence P. Guiheen	27,092,337	1,268,788	11,377,209

Proposal No. 2 — Second Amended and Restated Certificate of Incorporation

The vote with respect to the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to (i) increase the number of authorized shares of Common Stock from 75,000,000 shares to 150,000,000 shares, and (ii) remove the Company’s non-voting common stock, which was retired in full on May 14, 2018, and delete all references therein to the non-voting common stock, was as follows:

For	Against	Abstain
32,212,814	7,455,666	69,854

Proposal No. 3 — Say-on-Pay

The vote with respect to the approval of the compensation of the Company’s named executive officers, on an advisory basis, was as follows:

For	Against	Abstain	Broker Non-Votes
25,972,126	2,343,977	45,022	11,377,209

Proposal No. 4 — Say-on-Pay Frequency

The vote with respect to the determination, on an advisory basis, of the frequency with which the stockholders of the Company shall have an advisory vote on executive compensation, as disclosed pursuant to the executive compensation disclosure rules of the SEC, was as follows:

Every Three Years	Every Two Years	Every Year	Abstain	Broker Non-Votes
23,739,588	88,493	4,495,868	37,176	11,377,209

Proposal No. 5 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was as follows:

For	Against	Abstain
39,310,125	292,769	135,440

Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation

Based on the vote of our stockholders at the Annual Meeting held on June 5, 2019, the Company has determined to provide for an advisory stockholder vote on executive compensation every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 5, 2019	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Executive Vice President and Chief Financial Officer